united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

IQ-Striquer Fund

Class	A	Shares	IQSAX
Class	I	Shares	IQSIX

Annual Report
November 30, 2018

Advised by:
IQ Capital Strategy, LLC
10239 Clemson Blvd., Suite 150
Seneca, South Carolina 29678

1-848-227-4825

www.iqcapitalstrategy.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the IQ-Striquer Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.iqcapitalstrategy.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

4164-NLD-1/23/2019

December 31, 2018

RE: IQ Striquer Fund Recap of 2018

Dear IQ Striquer Fund Shareholders:

2018 was a big year for IQ Capital Strategy. The launch of the IQ Striquer Funds (IQSIX and IQSAX) was not without its challenges and victories. The IQ Striquer Fund is comprised of our Large Cap Equity Allocation, which grew 4.6%, and our Alternative Strategy Allocation, which dropped 15.2%. This resulted in a net drop of approximately 10.6% since the inception date of 1/31/18 (as of November 30, 2018). Our Large Cap Equity Allocation outperformed the S&P 500, which grew only 2.4% during the same period. Therefore, our Large Cap Equity Allocation provided almost twice the return of the market. Our Alternative Strategy Allocation had a drop, but it also delivered the negative correlation that this fund is designed to provide to its shareholders (see the notes below to learn more about the Alternative Strategy Allocation.) Overall, the fund accomplished its objective of obtaining the positive returns from the stock market while at the same time having a low correlation of returns when compared to the market.

The year-end has the fund effectively neutral and flat its equity positions, earning interest on its cash balances, and a significant allocation to the global commodity and currency markets (the Alternative Strategy allocation). The Alternative Strategy Allocation is comprised of a number of Commodity Trading Advisors (CTAs) who trade various trend-following strategies across the global markets. Normally, CTA returns are negatively correlated to stock prices. The following commentary has been provided by CTA Robert Marcellus, Chairman of Richmond Optimus, LLC (4.7 Exempt CTA/CPO). Mr. Marcellus manages the Alternative Strategy Allocation of the IQSIX fund.

“2018 has been a very volatile year for most markets (stocks, bonds, currencies, commodities) and various manager strategies around the world. We are entering a period of higher interest rates on a global basis, which is marked change from the past 30+ years of lower interest rates. We also find ourselves in a period of monetary policy uncertainty. One can argue that the various ’stimuli’ deployed by global central banks, the US Federal Reserve, and the US Treasury have failed to increase global Gross Domestic Product (GDP) and have resulted in higher debt burdens by many governments. The end results appear to be that the boost to global GDP has been marginal whilst debt loads of governments have increased. We consider the past ten years a ‘growth recession’ and not one that has shown anywhere near the growth rates prior to 2008. The massive increase in assets at the Federal Reserve is unrivaled in its 105 year history. Investors are left having to navigate global markets that are very similar to the volatile 1970s, uncertain political environments, and increasing vague economic data produced by governments. We have also seen unprecedented manipulation of stocks and bonds by central banks and governments. For instance, the Swiss National Bank is one of the more transparent of the global central banks, and shows outright ownership of over 100 billion dollars of the top ten NASDAQ listed stocks. We are left to wonder what happens when the selling starts. Most central banks are much more opaque in their market operations. The Bank of Japan, for instance owns a reportable interest (10% or greater) in 90% of the stocks that comprise the Nikkei Index. Even the US leader of global futures exchanges, the Chicago Mercantile Exchange, has at one point offered a ‘fee rebate’ program to ‘qualified’ central banks when trading stock index and interest rate products on the Chicago Exchanges. These are indeed truly amazing times.

The recent environment has seen CTA returns, in general, languish due to the rapidly changing trends. They haven’t really helped yet, but notably are only a few percentage points away from positive territory. The

10239 Clemson Blvd., Suite 150, Seneca, SC 29678 ● iqcapitalstrategy.com ● (848) CAPITAL

4164-NLD-1/23/2019

Fund’s allocation to CTAs is showing a loss that is well within expectations and its targeted volatility based on historical CTA manager returns.

We are very excited for the future of our investments, in that CTA’s returns tend to snap back with a vengeance after a market dislocation event. While CTAs significantly outperformed during the 2008 crisis, many would fail to recall that CTA returns in 2006 and 2007 were choppy and flat. We also recall the Asian crisis of 1997/98 when CTAs initially experienced losses in the early portions of the change in trends, causing much distress to investors who really didn’t understand the product. As they are known to do, CTA trend-following strategies tend to be quick to shed losses and subsequently transition to the short side of markets and capture the resulting trend of a crisis. The CTA returns post the 1997 dislocation for 1998 provided outsized gains to investors.”

Overall, we feel that market volatility is a positive for our fund due to its alternative strategies. Our equity models, from a long-only perspective have even further outperformed the market and have us currently with negligible exposure to further stock market corrections. There may be a time in the near future when our equity model will return to invested on the long side, but that could easily be after a further massive decline in stocks. We remain optimistic, nimble, and resolute with our trading strategies.

Thank you for your support during 2018, we feel we are well positioned for what comes ahead.

Sincerely,

R. Brian Massey, CEO
IQ Capital Strategy

10239 Clemson Blvd., Suite 150, Seneca, SC 29678 ● iqcapitalstrategy.com ● (848) CAPITAL

Fund Performance - (Unaudited)
November 30, 2018

IQ-STRIQUER FUND

The Fund’s performance figures* for the period ended November 30, 2018, compared to its benchmark:

Since Inception** -
Fund/Index	November 30, 2018
IQ-Striquer Fund - Class A	(10.80)%
IQ-Striquer Fund - Class A with Load	(13.90)%
IQ-Striquer Fund - Class I	(10.60)%
S&P 500 Total Return Index ***	(0.59)%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated October 10, 2017, is 2.30% for Class A shares and 2.05% for Class I shares. Class C shares are not currently offered for sale. Class A shares are subject to a maximum sales load of 3.50% and a maximum deferred sales load of 1.00%. Redemptions of any class share within 60 days of purchase may be assessed a redemption fee of 1.00% of the purchase price. See the financial highlights for the current expense ratios. The Fund’s adviser, has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser) will not exceed 2.19%, 2.94% or 1.94% of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the time the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-848-227-4825. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is January 31, 2018.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

IQ-Striquer Fund vs. S&P 500 Total Return Index

Holdings By Asset Type	% of Net Assets
Common Stock	24.4%
Money Market Fund	49.6%
Other Assets Less Liabilities - Net	26.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

IQ-STRIQUER FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares		Fair Value
	COMMON STOCK - 24.4%
	DIVERSIFIED FINANCIAL SERVICES - 4.3%
4,100	Visa, Inc.	$581,011

	HEALTHCARE-SERVICES - 5.0%
2,400	UnitedHealth Group, Inc.	675,264

	PHARMACEUTICALS - 6.3%
18,400	Pfizer, Inc.	850,632

	SOFTWARE - 4.2%
5,100	Microsoft Corp.	565,539

	TELECOMMUNICATIONS - 4.6%
12,900	Cisco Systems, Inc.	617,523

	TOTAL COMMON STOCK (Cost - $3,177,992)	3,289,969

	SHORT-TERM INVESTMENT - 49.6%
	MONEY MARKET FUND - 49.6%
6,677,741	Federated Government Obligations Fund - Institutional Shares, 2.08% *+	6,677,741
	TOTAL SHORT-TERM INVESTMENT (Cost - $6,677,741)

	TOTAL INVESTMENT - 74.0% (Cost - $9,855,733)	$9,967,710
	OTHER ASSETS LESS LIABILITIES - NET - 26.0%	3,500,193
	NET ASSETS - 100.0%	$13,467,903

*	Money Market Fund; rate reflects seven-day effective yield on November 30, 2018.

+	A portion of this investment is a holding of IQSF Fund Limited.

LONG FUTURES CONTRACTS

				Notional Value
Number of	Open Long Futures			at November	Unrealized
Contracts	Contracts	Counterparty	Expiration Date	30, 2018	Appreciation
69	Johnson & Johnson	ADM Investor Services, Inc.	Dec-18	1,014,921	$20,512
	Total Net Unrealized Appreciation on Long Futures Contacts				$20,512

SHORT FUTURES CONTRACTS

				Notional Value
Number of	Open Short Futures			at November	Unrealized
Contracts	Contracts	Counterparty	Expiration Date	30, 2018	Depreciation
74	Invesco QQQ Trust Series 1	ADM Investor Services, Inc.	Dec-18	1,254,744	$(6,934)
	Total Net Unrealized Depreciation on Short Futures Contacts				$(6,934)

TOTAL RETURN SWAP

Notional Value
at November 30,				Variable Rate		Unrealized
2018	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	Depreciation
19,217,660	Richmond Global Basket Total Return Swap +	Deutsche Bank	0.35% of the notional value	Total returns from the Richmond Global Basket	3/3/2023	$(747,605)
	Total Net Unrealized Depreciation on Swap Contract					$(747,605)

+	This investment is a holding of IQSF Fund Limited.

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Total Return Swap Holdings ^
FUTURES CONTRACTS Short Positions

				Notional Value at	Unrealized
Number of				November 30,	Appreciation/	% of Fund
Contracts	Description	Counterparty	Expiration Date	2018	(Depreciation)	Net Assets
2	2 year Euro-Schatz Future	Deutsche Bank	Dec-18	203,256	1,145	0.00
2	2 year US Treasury Notes Future	Deutsche Bank	Mar-19	333,196	(37)	(0.00)
1	3 month Euro (EURIBOR)	Deutsche Bank	Sep-19	274,626	(82)	(0.00)
3	3 month Sterling	Deutsche Bank	Mar-20	418,541	89	0.00
2	3 month Sterling	Deutsche Bank	Mar-19	275,307	—	0.00
6	5 year US Treasury Notes Future	Deutsche Bank	Mar-19	623,224	(529)	(0.00)
14	CAD/USD	Deutsche Bank	Dec-18	1,037,406	7,500	0.00
6	CHF/USD	Deutsche Bank	Dec-18	715,661	17,046	0.00
7	CME E-Mini Russell 2000 Index	Deutsche Bank	Dec-18	537,556	(2,144)	(0.00)
21	Corn Future	Deutsche Bank	Mar-19	388,484	(4,048)	(0.00)
11	EUR/USD	Deutsche Bank	Dec-18	1,509,302	19,406	0.00
19	Eurodollar	Deutsche Bank	Dec-20	4,532,629	(290)	(0.00)
4	Eurodollar	Deutsche Bank	Sep-19	898,933	(1,029)	(0.00)
1	Eurodollar	Deutsche Bank	Mar-20	214,571	(485)	(0.00)
6	Gold	Deutsche Bank	Feb-19	791,122	484	0.00
1	Hang Seng Index	Deutsche Bank	Dec-18	199,886	(1,658)	(0.00)
16	JPY/USD	Deutsche Bank	Dec-18	1,713,289	15,618	0.00
17	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Apr-19	868,893	207,500	0.02
11	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Nov-19	592,236	90,863	0.01
7	Nikkei 225 Future	Deutsche Bank	Dec-18	806,038	(27,862)	(0.00)
7	Silver	Deutsche Bank	Mar-19	508,656	6,085	0.00
26	Soybeans Future	Deutsche Bank	Jul-19	1,197,610	(22,132)	(0.00)
14	Soybeans Future	Deutsche Bank	Mar-19	652,246	(15,243)	(0.00)

Long Positions

	Description
7	10 year Australian Treasury Bond Future	Deutsche Bank	Dec-18	5,042,283	2,311	0.00
4	10 year Canadian Govt Bond Future	Deutsche Bank	Mar-19	446,672	2,715	0.00
5	10 year Italian Bond Future	Deutsche Bank	Mar-19	676,682	5,283	0.00
5	10 year Italian Bond Future	Deutsche Bank	Dec-18	659,191	24,159	0.00
3	10 year Japanese Government Bond Future	Deutsche Bank	Dec-18	3,659,759	15,281	0.00
8	10 year US Treasury Notes Future	Deutsche Bank	Mar-19	987,790	1,827	0.00
4	2 year Euro-Schatz Future	Deutsche Bank	Mar-19	467,832	(244)	(0.00)
11	3 month Euro (EURIBOR)	Deutsche Bank	Jun-19	3,245,556	778	0.00
9	3 month Euro (EURIBOR)	Deutsche Bank	Dec-19	2,569,343	1,909	0.00
3	3 month Euro (EURIBOR)	Deutsche Bank	Sep-20	735,618	845	0.00
1	3 month Euro (EURIBOR)	Deutsche Bank	Jun-20	328,943	401	0.00
1	3 month Euro (EURIBOR)	Deutsche Bank	Mar-20	313,498	333	0.00
12	3 month Sterling	Deutsche Bank	Dec-19	1,818,441	(334)	(0.00)
8	3 month Sterling	Deutsche Bank	Sep-19	1,335,330	(373)	(0.00)
3	3 month Sterling	Deutsche Bank	Jun-19	489,089	1	0.00
2	3 year Australian Treasury Bond Future	Deutsche Bank	Dec-18	435,409	8	0.00
11	90 Day Bank Accepted Bill Future	Deutsche Bank	Sep-19	1,990,637	872	0.00
7	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-19	1,273,134	93	0.00
1	90 Day Bank Accepted Bill Future	Deutsche Bank	Jun-19	256,476	88	0.00
1	DAX Index Future	Deutsche Bank	Dec-18	198,652	(2,762)	(0.00)
79	DJ EURO STOXX Banks Future	Deutsche Bank	Dec-18	432,045	(20,000)	(0.00)
5	Euro-BOBL Future	Deutsche Bank	Mar-19	705,242	202	0.00
2	Euro-BOBL Future	Deutsche Bank	Dec-18	262,880	1,781	0.00
7	Euro-BUND Future	Deutsche Bank	Mar-19	1,376,820	1,150	0.00
4	Euro-BUND Future	Deutsche Bank	Dec-18	817,944	13,107	0.00
1	Euro-BUXL Future	Deutsche Bank	Mar-19	279,433	777	0.00
16	Eurodollar	Deutsche Bank	Dec-19	3,831,815	2,716	0.00
8	Eurodollar	Deutsche Bank	Dec-18	2,033,399	(563)	(0.00)
5	Eurodollar	Deutsche Bank	Jun-19	1,106,445	(103)	(0.00)
3	Euro-OAT Futures	Deutsche Bank	Mar-19	552,978	416	0.00
9	Lean Hog Future	Deutsche Bank	Apr-19	256,205	1,454	0.00
11	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Mar-19	557,682	(154,862)	(0.01)

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Long Positions (Continued)

	Description
10	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Dec-18	492,692	(88,521)	(0.01)
7	Long Gilt Future	Deutsche Bank	Mar-19	1,121,866	2,748	0.00
2	Mini Japanese Government Bond Future	Deutsche Bank	Dec-18	218,505	865	0.00
8	Nikkei 225 (JPY) Future	Deutsche Bank	Dec-18	803,642	29,408	0.00
3	NY Harbour ULSD Future	Deutsche Bank	Dec-18	195,699	(11,272)	(0.00)
26	Soybeans Future	Deutsche Bank	Jan-19	1,149,633	21,945	0.00
14	Soybeans Future	Deutsche Bank	May-19	634,960	11,773	0.00
4	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Jun-19	797,788	1,438	0.00
	Subtotal				157,847

^	This investment is not a direct holding of IQSF Fund Limited. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

FORWARD FOREIGN CURRENCY CONTRACTS

								Unrealized
Settlement		Currency to			Foreign			Appreciation/	% of Fund
Date	Counterparty	Deliver/Receive	Value	In Exchange For	Currency Value	U.S. Dollar Value		(Depreciation)	Net Assets
12/21/2018	Deutsche Bank	CAD	363,708	USD	275,845	278,092		2,247	0.00
12/21/2018	Deutsche Bank	CHF	345,996	USD	343,096	339,567		(3,529)	(0.00)
12/20/2018	Deutsche Bank	HKD	2,507,363	USD	320,886	321,140		254	0.00
4/2/2019	Deutsche Bank	HKD	3,260,503	USD	410,126	410,328		202	0.00
4/2/2019	Deutsche Bank	HKD	1,609,745	USD	205,063	204,879		(185)	(0.00)
9/18/2019	Deutsche Bank	HKD	3,178,991	USD	399,873	400,275		402	0.00
9/18/2019	Deutsche Bank	HKD	1,569,502	USD	199,937	199,627		(309)	(0.00)
12/5/2018	Deutsche Bank	HUF	96,936,480	USD	336,585	335,511		(1,074)	(0.00)
12/3/2018	Deutsche Bank	JPY	24,151,455	EUR	186,830	164,491	*	(642)	(0.00)
12/4/2018	Deutsche Bank	JPY	28,658,640	EUR	222,806	197,683	*	952	0.00
1/28/2019	Deutsche Bank	JPY	22,588,982	EUR	192,247	169,721	*	(139)	(0.00)
1/31/2019	Deutsche Bank	JPY	29,862,314	USD	256,329	256,678		349	0.00
6/19/2019	Deutsche Bank	MXN	5,117,065	USD	232,313	243,521		11,208	0.00
12/5/2018	Deutsche Bank	NZD	741,385	EUR	448,780	396,761	*	314	0.00
12/21/2018	Deutsche Bank	RUB	16,494,763	USD	230,696	230,199		(497)	(0.00)
12/21/2018	Deutsche Bank	TRY	2,014,927	USD	365,218	381,028		15,810	0.00
12/4/2018	Deutsche Bank	USD	262,163	EUR	225,612	220,659		(4,953)	(0.00)
12/5/2018	Deutsche Bank	USD	422,192	GBP	332,880	332,768		(112)	(0.00)
12/21/2018	Deutsche Bank	USD	345,357	AUD	476,829	473,736		(3,093)	(0.00)
12/21/2018	Deutsche Bank	USD	302,221	NZD	447,296	442,348		(4,948)	(0.00)
12/21/2018	Deutsche Bank	USD	230,829	EUR	204,170	203,169		(1,001)	(0.00)
12/21/2018	Deutsche Bank	USD	196,750	GBP	151,402	147,992		(3,410)	(0.00)
12/27/2018	Deutsche Bank	USD	238,899	EUR	205,063	198,694		(6,369)	(0.00)
12/27/2018	Deutsche Bank	USD	238,899	EUR	205,063	211,433		6,370	0.00
12/28/2018	Deutsche Bank	USD	4,358,293	EUR	3,819,714	3,818,222		(1,492)	(0.00)
12/28/2018	Deutsche Bank	USD	890,645	AUD	1,212,966	1,212,924		(43)	(0.00)
4/17/2019	Deutsche Bank	USD	392,183	EUR	307,595	307,669		74	0.00
12/20/2018	Deutsche Bank	ZAR	2,499,207	USD	199,937	199,934		(3)	(0.00)
12/21/2018	Deutsche Bank	ZAR	3,460,440	USD	256,329	257,412		1,083	0.00
12/21/2018	Deutsche Bank	ZAR	3,082,047	USD	214,144	206,459		(7,685)	(0.00)
	Subtotal							(219)

	All Other Investments							(905,233)
	Total Unrealized Depreciation of Swap							(747,605)

^	This investment is not a direct holding of IQSF Fund Limited. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

*	U.S. Dollar Value translation at November 30, 2018.

AUD - Austrailian Dollar	JPY - Japanese Yen

CAD - Canadian Dollar	MXN - Mexican Peso

CHF - Swiss Franc	NZD - New Zealand Dollar

EUR - Euro	RUB - Russian Ruble

GBP - Pound Sterling	TRY - Turkish Lira

HKD - Hong Kong Dollar	USD - U.S. Dollar

HUF - Hungarian Forint	ZAR - South African Rand

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
November 30, 2018

ASSETS
Investment securities:
Securities at Cost	$9,855,733
Securities at Value	9,967,710
Cash on deposit with Broker - swap margin balance (a)	3,592,954
Deposit at Broker for futures contracts	1,207,349
Net unrealized appreciation from open futures contracts	13,578
Dividends and interest receivable	16,366
Due from Advisor	2,451
Prepaid expenses and other assets	36,200
TOTAL ASSETS	14,836,608

LIABILITIES
Fund shares repurchased	1,026
Payable for securities purchased	577,594
Unrealized depreciation - swap contract	747,605
Payable to related parties	8,441
Distribution (12b-1) fees payable	1,105
Accrued expenses and other liabilities	32,934
TOTAL LIABILITIES	1,368,705
NET ASSETS	$13,467,903

Net Assets Consist Of:
Paid in capital	$14,918,661
Accumulated loss	(1,450,758)
NET ASSETS	$13,467,903

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,410,824
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	606,739
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest) (b)	$8.92
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%) (c)	$9.24

Class I Shares:
Net Assets	$8,057,079
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	901,722
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (b)	$8.94

(a)	This cash is a holding of IQSF Fund Limited.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended November 30, 2018 (1)

INVESTMENT INCOME
Dividends	$11,235
Interest	101,525
TOTAL INVESTMENT INCOME	112,760

EXPENSES
Investment advisory fees	110,341
Distribution (12b-1) fees:
Class A	7,231
Registration fees	43,091
Administrative services fees	32,419
Transfer agent fees	30,763
Audit fees	25,008
Accounting services fees	24,740
Legal fees	23,629
Compliance officer fees	21,384
Shareholder reporting expenses	13,678
Trustees’ fees and expenses	9,770
Custodian fees	9,479
Other expenses	5,756
TOTAL EXPENSES	357,289
Fees waived and expenses reimbursed by Advisor	(206,603)
NET EXPENSES	150,686

NET INVESTMENT LOSS	(37,926)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(78,266)
Futures contracts	(712,516)
Net change in unrealized appreciation (depreciation) on:
Investments	111,977
Futures contracts	13,578
Swap contract	(747,605)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,412,832)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,450,758)

(1)	The IQ-Striquer Fund commenced operations on January 31, 2018.

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
November 30, 2018 (1)

FROM OPERATIONS
Net investment loss	$(37,926)
Net realized loss from investment transactions and futures contracts	(790,782)
Net change in unrealized depreciation of investments, swap contract and futures contracts	(622,050)
Net decrease in net assets resulting from operations	(1,450,758)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,190,619
Class I	9,566,473
Redemption fee proceeds:
Class A	385
Class I	582
Payments for shares redeemed:
Class A	(188,604)
Class I	(650,794)
Net increase in net assets from shares of beneficial interest	14,918,661

TOTAL INCREASE IN NET ASSETS	13,467,903

NET ASSETS
Beginning of Period	—
End of Period	$13,467,903

SHARE ACTIVITY
Class A:
Shares Sold	626,647
Shares Redeemed	(19,908)
Net increase in shares of beneficial interest outstanding	606,739

Institutional Class:
Shares Sold	969,835
Shares Redeemed	(68,113)
Net increase in shares of beneficial interest outstanding	901,722

(1)	The IQ-Striquer Fund commenced operations on January 31, 2018.

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

Class A

For the
Period Ended
November 30,
2018*

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (1)	(0.06)
Net realized and unrealized loss on investments	(1.02)
Total from investment operations	(1.08)
Paid-in-capital from redemption fees	0.00 (2)
Net asset value, end of period	$8.92
Total return (3,4)	(10.80)%
Net assets, end of period (000s)	$5,411
Ratio of gross expenses to average net assets (5,6,8)	5.03%
Ratio of net expenses to average net assets (6,9)	2.20%
Ratio of gross expenses to average net assets, excluding dividends from securities sold short (5,6)	4.78%
Ratio of net expenses to average net assets, excluding dividends from securities sold short (6)	1.93%
Ratio of net investment loss to average net assets (6,10)	(0.70)%
Portfolio Turnover Rate (4,7)	1160%

*	IQ-Striquer Fund commenced operations on January 31, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributionss, if any. Had the advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The portfolio turnover rate excludes investments whose maturities or expiration dates at the time of acquisition were one year or less. For this reason all money market funds that were traded throughout the period are excluded from the calculation. The timing of the Fund’s limited amount of purchases and sales of long term securities produced the resulting portfolio turnover percentage, which appears inflated due to the nature of the calculation.

(8)	Ratio of gross expenses to average net assets excluding the expenses and income of IQSF Fund Limited	5.03%

(9)	Ratio of net expenses to average net assets excluding the expenses and income of IQSF Fund Limited	2.20%

(10)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of IQSF Fund Limited	(0.88)%

See accompanying notes to financial statements.

IQ-STRIQUER FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

Class I

For the
Period Ended
November 30,
2018*

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (1)	(0.03)
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.06)
Paid-in-capital from redemption fees	0.00 (2)
Net asset value, end of period	$8.94
Total return (3,4)	(10.60)%
Net assets, end of period (000s)	$8,057
Ratio of gross expenses to average net assets (5,6,8)	4.71%
Ratio of net expenses to average net assets (6,9)	1.95%
Ratio of gross expenses to average net assets, excluding dividends from securities sold short (5,6)	4.45%
Ratio of net expenses to average net assets, excluding dividends from securities sold short (6)	1.68%
Ratio of net investment loss to average net assets (6,10)	(0.39)%
Portfolio Turnover Rate (4,7)	1160%

*	IQ-Striquer Fund commenced operations on January 31, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The portfolio turnover rate excludes investments whose maturities or expiration dates at the time of acquisition were one year or less. For this reason all money market funds that were traded throughout the period are excluded from the calculation. The timing of the Fund’s limited amount of purchases and sales of long term securities produced the resulting portfolio turnover percentage, which appears inflated due to the nature of the calculation.

(8)	Ratio of gross expenses to average net assets excluding the expenses and income of IQSF Fund Limited	4.71%

(9)	Ratio of net expenses to average net assets excluding the expenses and income of IQSF Fund Limited	1.95%

(10)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of IQSF Fund Limited	(0.57)%

See accompanying notes to financial statements.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

1.	ORGANIZATION

The IQ-Striquer Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide capital appreciation with lower volatility than equity markets. The Fund commenced operations on January 31, 2018.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum front-end sales charge of 3.50% and a maximum deferred sales charge of 1.00%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update (“ASU”) 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities and dividends listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or the official closing price.

Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2018 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$3,289,969	$—	$—	$3,289,969
Money Market Fund	6,677,741	—	—	6,677,741
Long Futures Contracts	20,512	—	—	20,512
Total	$9,988,222	$—	$—	$9,988,222
Liabilities*	Level 1	Level 2	Level 3	Total
Short Futures Contracts	$6,934	$—	$—	$6,934
Swap Contract	—	747,605	—	747,605
Total	$6,934	$747,605	$—	$754,539

There were no transfers between any level during the period ended November 30, 2018.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Consolidated Portfolio of Investments for industry classifications.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts and futures contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of November 30, 2018:

Liabilities:
			Net Amounts of
		Gross Amounts of Assets	Liabilities Presented in	Cash or
		Offset in the	the Consolidated	Financial
	Gross Amounts of	Consolidated Statement	Statement of Assets &	Instruments
Description	Recognized Liabilities	of Assets & Liabilities	Liabilities	Pledged (1)	Net Amount
Swap Contract	$747,605	$—	$747,605	$747,605	$—
Total	$747,605	$—	$747,605	$747,605	$—

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the swap contract as of November 30, 2018 was $3,592,954.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of November 30, 2018:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from open futures contracts Due to Broker – Swap Contract

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of November 30, 2018:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total as of
Derivative Investment Type	Contracts *	Contracts	Contracts	Contracts	November 30, 2018
Futures Contracts	$13,578	$—	$—	$—	$13,578
Total Return Swap	(747,605)				(747,605)

*	The Fund’s risk exposure includes equity contracts, currency contracts, commodity contracts, and interest rate contracts as disclosed in the Consolidated Portfolio of Investments.

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations as of November 30, 2018:

Derivative Investment Type	Location of Loss on Derivatives
Net realized loss from futures contracts
Equity/Currency/Commodity/Interest Rate Contracts	Net change in unrealized appreciation on futures contracts
Net change in unrealized depreciation on swap contract

For the period ended November 30, 2018, the notional value and net change in unrealized appreciation/depreciation from the swap were as follows:

Fund	Net Change in Unrealized Depreciation	Notional
IQSF	$(747,605)	19,217,660

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

Statements of Operations categorized by primary risk exposure as of November 30, 2018:

Realized loss on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total as of
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	November 30, 2018
Futures Contracts	$712,516	$—	$—	$—	$712,516

Net change in unrealized gain (loss) on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total as of
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	November 30, 2018
Futures Contracts	$13,578	$—	$—	$—	$13,578
Total Return Swap	(747,605)	—	—	—	(747,605)

The derivative instruments outstanding as of November 30, 2018 as disclosed in the Consolidated Portfolio of Investments and the amounts of changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Consolidation of Subsidiaries: The consolidated financial statements of the IQ-Striquer Fund include IQSF Fund Limited (“IQSF”), a wholly-owned and controlled subsidiary of the Fund. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. IQSF commenced operations on March 5, 2018.

A summary of the IQ-Striquer Fund’s investments in IQSF is as follows:

IQSF Fund Limited (IQSF)
November 30, 2018
Fair Value of IQSF	$2,850,510
Other Assets	$—
Total Net Assets	$2,850,510

Percentage of the Fund’s Total Net Assets	21.2%

For tax purposes, IQSF is an exempted Cayman investment company. IQSF received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, IQSF is a controlled foreign corporation, which generates, and is allocated, no income that is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, IQSF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in each of the Fund’s investment company taxable income.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Foreign Currency Risk – Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk – Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Swap Agreements – The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement will first be offset against the due to broker-swap contract balance outstanding at the time the position is liquidated, with the remainder being recorded as a realized gain or loss on the Consolidated Statement of Operations.

IQSF maintains cash and securities, of $3,592,954, as collateral to secure its obligations under the swap. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the adviser will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the adviser may determine. If the adviser determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts as presented in deposit at broker for futures contracts in the Consolidated Statements of Assets and Liabilities are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions expected to be taken in the Fund’s November 30, 2018 tax return and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $7,810,692 and $4,550,337, respectively.

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At November 30, 2018 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation(depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
IQ-Striquer Fund	$9,868,980	$18,602,544	$(19,237,841)	$(635,297)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

IQ Capital Strategy LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. For the period ended November 30, 2018, the Fund incurred $110,341 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.19%, 2.94% or 1.94% of the Fund’s average daily net assets attributable to Class A shares, Class C shares and Class I shares, respectively. During the period ended November 30, 2018, the Adviser waived fees and reimbursed expenses in the amount of $206,603, pursuant to its contractual agreement.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

November 30, 2021
IQ-Striquer Fund	$206,603

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS (defined below). The Board has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1, (the “Plan”) under the Investment Company Act of 1940, as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities. For the period ended November 30, 2018, the Class A shares incurred $7,231 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous offering of the Fund’s shares. For the period ended November 30, 2018, the Distributor received $2,621 in underwriting commissions for sales of the Fund’s Class A shares, of which $446 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2018, Charles Schwab & Co., Inc. held approximately 70% of the voting securities of the IQ-Striquer Fund, and therefore, may be presumed to control the Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

redemption fee occurs. For the period ended November 30, 2018, Class A assessed $385 and Class I assessed $582 in redemption fees.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Federated Government Obligations Fund – Institutional Shares, a registered open-end investment company (the “Security”). The Fund may redeem its investment from the Security at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual reports of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR available at “www.sec.gov” or on the website “www.federatedinvestors.com”. As of November 30, 2018, the percentage of the Fund’s net assets invested in the Security was 49.6%.

9.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

As of November 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Unrealized
Post October Loss and	Capital Loss Carry	Appreciation/	Total Accumulated
Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficit)
$(335,610)	$(479,850)	$(635,298)	$(1,450,758)

The difference between book basis and tax basis net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $37,926.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $297,684.

At November 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	Total
$479,850	$479,850

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

IQ STRIQUER FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2018

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of this ASU and any impact on the financial statement disclosures.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7100 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust IV:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of the IQ-Striquer Fund (the “Fund”), including the consolidated portfolio of investments as of November 30, 2018, the related consolidated statements of operations, changes in net assets, and financial highlights for the period January 31, 2018 (commencement of operations) through November 30, 2018, and the related notes. In our opinion, the consolidated financial statements and financial highlights of the Fund presents fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period January 31, 2018 (commencement of operations) through November 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

January 29, 2019

IQ-STRIQUER FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2018

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Annualized Expense Ratio	Expenses Paid During Period 6/1/18 -11/30/18
Actual*
Class A	$1,000.00	$916.80	2.20%	$10.57
Class I	$1,000.00	$917.90	1.95%	$9.38
Hypothetical*
(5% return before expenses)
Class A	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,015.29	1.95%	$9.85

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

IQ-STRIQUER FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2018

Approval of the Investment Advisor Agreement – IQ Capital Strategy, LLC

In connection with the Meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”), held on July 20, 2017, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between IQ Capital Strategy, LLC (the “Adviser”) and the Trust, with respect to the IQ-Striquer Fund (“Fund”). In considering the approval of the Advisory Agreement, the Board received materials at its request specifically relating to the Advisory Agreement.

The Trustees reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser is a newly formed investment adviser with limited resources; however, the Adviser and portfolio manager to the Fund conveyed to the Board at the meeting their commitment to provide quality day-to-day management of the Fund. The Trustees also noted the Adviser’s employment of an outsourced Chief Compliance Officer, who will provide compliance oversight of fund operations. The Board further noted the uniqueness of the Fund’s investment strategies and time and research put into constructing the index. The Trustees found the portfolio manager to be dedicated to the strategy and noted he provided a detailed explanation of his methodology and plan for ongoing monitoring of the strategy. After further discussion, the Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance. As the proposed Fund is new, actual performance of the Fund was not available to the Trustees to consider. However, the Trustees noted the Adviser’s experience in building a successful advisory firm and execute its investment strategies used to manage client assets. After further discussion, the Trustees concluded that the Adviser has the potential to deliver positive returns to shareholders in line with the Board’s expectations.

Fees and Expenses. The Trustees noted that the Adviser proposed to charge the Fund an annual management fee of 1.50% of the Fund’s average net daily assets. They further noted that the fee is slightly higher than the average management fee of the Fund’s anticipated Morningstar category of 1.42% but lower than the Fund’s peer group average of 1.72%. After further discussion, the Trustees concluded that the Fund’s advisory fee is reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by the Adviser and considered whether the level of anticipated profit is reasonable. They noted the Adviser anticipates realizing a profit in connection with its relationship with the Fund, but agreed that such profit was not excessive, both in actual dollars and as a percentage of revenue. The Trustees concluded, after further discussion, that excessive profit is not a concern at this time.

Economies of Scale. The Trustees noted that economies of scale have not yet been reached as the Fund has not yet launched. The Trustees noted that consideration of economies of scale will be revisited as assets grow for the Fund.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement is in the best interests of the Fund and its future shareholders.

IQ-STRIQUER FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2018).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003); GR Group (since 2008).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/18 – NLFT IV_v3

IQ-STRIQUER FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 1788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
Michael Quain Born in 1957	Chief Compliance Officer since 2015	Consultant, Northern Lights Compliance Services, LLC (since 2015); Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 25 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/18 – NLFT IV_v3

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
IQ Capital Strategy, LLC
10239 Clemson Blvd. Suite 150
Seneca, SC 29678

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018- $24,000

(b)	Audit-Related Fees

2018 - None

(c)	Tax Fees

2018 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2018
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $7,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/4/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/4/19

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/4/19